UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2004

Rag Shops, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19194	51-0333503
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

111 Wagaraw Road
Hawthorne, New Jersey 07506
(Address of principal executive offices)

Registrant's telephone number, including area code: (973) 423-1303

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Explanatory Note: The attached revised Agreement and Plan of Merger, dated September 13, 2004, by and among Rag Shops, Inc., Crafts Retail Holding Corp. and Crafts Retail Acquisition Corp. (the "Merger Agreement") filed herewith as Exhibit 2.1 is being filed in order to correct certain typographical errors in the Merger Agreement filed as Exhibit 2.1 of the Form 8-K filed by Rag Shops, Inc. on September 13, 2004 (the "Prior 8-K"). Exhibit 2.1 filed herewith amends in its entirety Exhibit 2.1 to the Prior 8-K.

Item 9.01    Financial Statements and Exhibits.

    (c)    Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated September 13, 2004, among Rag Shops, Inc., Crafts Retail Holding Corp. and Craft Retail Acquisition Corp. (Revised to reflect typographical error as discussed above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2004

RAG SHOPS, INC.

By:	/s/ Jeffrey C. Gerstel Name: Jeffrey C. Gerstel Title: President